                                                                      Exhibit 24


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, U S WEST, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K for the fiscal year ended December 31, 1999; and

         WHEREAS, each of the undersigned is a Director of the Company;

         NOW THEREFORE, each of the undersigned constitutes and appoints ALLAN R. SPIES and THOMAS O. MCGIMPSEY, and each of them, as attorneys for him or her and in his or her name, place, and stead, and in his or her capacity as a Director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 10-K, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 4th day of February, 2000.

/s/ LINDA G. ALVARADO                       /s/ GEORGE J. HARAD
-----------------------------------         -----------------------------------
Linda G. Alvarado                           George J. Harad

/s/ CRAIG R. BARRETT                        /s/ PETER S. HELLMAN
-----------------------------------         -----------------------------------
Craig R. Barrett                            Peter S. Hellman

/s/ THE HONORABLE HANK BROWN                /s/ MARILYN C. NELSON
-----------------------------------         -----------------------------------
The Honorable Hank Brown                    Marilyn C. Nelson

/s/ JERRY J. COLANGELO                      /s/ FRANK POPOFF
-----------------------------------         -----------------------------------
Jerry J. Colangelo                          Frank Popoff

/s/ MANUEL A. FERNANDEZ                     /s/ SOLOMON D. TRUJILLO
-----------------------------------         -----------------------------------
Manuel A. Fernandez                         Solomon D. Trujillo

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, U S WEST, Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K for the fiscal year ended December 31, 1999, and

         WHEREAS, the undersigned is an officer of the Company and holds the office, or offices, in the Company as indicated below his name;

         NOW THEREFORE, the undersigned hereby constitutes and appoints ALLAN
R. SPIES and THOMAS O. MCGIMPSEY, and each of them, as attorneys for him and in his name, place, and stead, and in each of his offices and capacities in the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 10-K, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of February, 2000.

                                       /s/ SOLOMON D. TRUJILLO
                                       --------------------------------------
                                       Solomon D. Trujillo
                                       President and Chief Executive Officer


                                       /s/ ALLAN R. SPIES
                                       --------------------------------------
                                       Allan R. Spies
                                       Executive Vice President & Chief
                                       Financial Officer


                                       /s/ JANET K.COOPER
                                       --------------------------------------
                                       Janet K. Cooper
                                       Vice President - Finance and Controller